THE  WARRANTS REPRESENTED BY THIS CERTIFICATE
     AND   THE  OTHER  SECURITIES  ISSUABLE   UPON
     EXERCISE  THEREOF  HAVE NOT  BEEN  REGISTERED
     UNDER  THE SECURITIES ACT OF 1933, AS AMENDED
     (THE  "ACT"), AND MAY NOT BE OFFERED OR  SOLD
     EXCEPT   (I)   PURSUANT   TO   AN   EFFECTIVE
     REGISTRATION STATEMENT UNDER THE ACT, (II) TO
     THE  EXTENT APPLICABLE, PURSUANT TO RULE  144
     UNDER  SUCH  ACT (OR ANY SIMILAR  RULE  UNDER
     SUCH  ACT  RELATING  TO  THE  DISPOSITION  OF
     SECURITIES),  OR (III) UPON THE  DELIVERY  BY
     THE  HOLDER  TO THE COMPANY OF AN OPINION  OF
     COUNSEL,  REASONABLY SATISFACTORY TO  COUNSEL
     FOR  THE  ISSUER, STATING THAT  AN  EXEMPTION
     FROM   REGISTRATION   UNDER   SUCH   ACT   IS
     AVAILABLE.

     THE  TRANSFER  OR  EXCHANGE OF  THE  WARRANTS
     REPRESENTED BY THIS CERTIFICATE IS RESTRICTED
     IN  ACCORDANCE  WITH  THE  WARRANT  AGREEMENT
     REFERRED TO HEREIN.
               EXERCISABLE ON OR BEFORE
       5:00 P.M., EASTERN TIME, January 18, 2003
No. SCA - 1
One Warrant


                  WARRANT CERTIFICATE
This Warrant Certificate certifies that SOVEREIGN
CAPITAL ADVISORS, LLC ("Sovereign") or registered assigns, is the registered holder of One Warrant to purchase, at any time from January 18, 2000 until 5:00
P.M. Eastern Time on January 18, 2003 ("Expiration
Date"), up to 87,500 shares ("Shares") of fully-paid and non-assessable common stock, par value $.10
("Common Stock"), of CAMBEX CORPORATION, a
Massachusetts corporation (the "Company"), at the Initial Exercise Price, subject to adjustment in certain events (the "Exercise Price"), of $_______ per Share {110% of Closing Bid Price on date of each Closing} upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement dated as of January
___, 2000 between the Company and Sovereign (the
"Warrant Agreement"). Payment of the Exercise Price may be made in cash, or by certified or official bank check in New York Clearing House funds payable to the order of the Company, or any combination of cash or check.
No Warrant may be exercised after 5:00 P.M., Eastern
Daylight Time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.
The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant
Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to in a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.
The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the, request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant
Agreement.
Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant
Certificates of like tenor and evidencing in the aggregate a like number of shares of Common Stock shall be issued to the transferees) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax, or other governmental charge imposed in connection therewith.
Upon the exercise of less than all of the shares of Common Stock evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new
Warrant Certificate representing such number of unexercised Warrants.
The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant
Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.
All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

             [Signature On Following Page]


                COMPANY SIGNATURE PAGE
                          TO
              SOVEREIGN WARRANT AGREEMENT
               WARRANT CERTIFICATE NO. 1

IN WITNESS WHEREOF, the Company has caused this Warrant
Certificate to be duly executed under its corporate seal.
Dated:  January 18, 2000


                                   CAMBEX CORPORATION


                                   By: /s/ Peter Kruy
                                     Peter Kruy


                                   Its: Executive Vice
                                   President